EXHIBIT 99.1

INDEPENDENT ACCOUNTANTS’ REPORT

To the Member of

LFS 2022A, LLC

We have performed the procedures enumerated below on the litigation funding portfolio (“Securitization Data Tape” included in Appendix A) and on the LFS 2022A – Indicative Portfolio & Strats data file (“Data Tables” included in Appendix B) to be included in a Private Placement Memorandum (“PPM”) in connection with a securitization expected to close May 2022. LFS 2022A, LLC (“LFS 2022A”) is responsible for the Securitization Data Tape. Stifel, Nicolaus & Company, Incorporated (“Stifel”) provided the LFS 2022A – Indicative Portfolio & Strats data file to facilitate our performance of procedures four and five discussed below.

LFS 2022A, has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating certain information with respect to attributes of the litigation Securitization Data Tape and agreeing certain information in the Securitization Data Tape to the Data Tape to be included in a PPM in connection with a securitization expected to close May 2022.

Additionally, Stifel, has agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

The procedures and the associated findings are as follows:

1.

For the top 5 litigation funding assets based on dollar value as well as an additional 207 litigation funding assets (3% of the remaining population selected on a random basis), inspect the following documents to verify the existence of the litigation funding asset:

a.

Agree claimant/attorney gross advance amount (net of any partial payments, if any) per Funding Worksheet (if available; if funding package is not available agree using alternative methods – such as reviewing purchase contract or similar legal document) to the principal Nortridge Loan Servicing (“NLS”) amount;

Result: No findings were identified in performing this procedure.

b.	Agree claimant/attorney funded date reported in the Securitization Data Tape to the NLS system;

Result: No findings were identified in performing this procedure.

c.	Agree advance type by comparing advance type listed in the Securitization Data Tape to the contract and document whether the contract is a plaintiff advance or attorney advance;

Result: No findings were identified in performing this procedure.

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d.	Trace amount of gross advance amount reported in the Securitization Data Tape to proof of payment (e.g. check copy, wire confirmation or bank statements);

i.	Agree amount paid to various parties as stated in the Funding Worksheet (if available, otherwise refer to the underlying contract);

Result: No findings were identified in performing this procedure.

e.	Agree the accrued interest balance reported in the Securitization Data Tape to the accrual report from the NLS system;

Result: No findings were identified in performing this procedure.

2.

For the top 5 litigation funding assets based on dollar value as well as an additional 207 litigation funding assets (3% of the remaining population selected on a random basis), verify accuracy of the reported aging of the Initial Receivables Pool included in the Securitization Data Tape:

a.

Agree the most recent advance date reported in the Securitization Data Tape to the Servicer records by inspecting trial balance report from NLS and determining that the most recent date of funding agrees to the most recent funded date for that Plaintiff ID in the NLS report;

Result: No findings were identified in performing this procedure.

b.	Recalculate months since most recent advance date for each selection and verify Securitization Data Tape information;

Result: No findings were identified in performing this procedure.

c.	Agree the Raw Claim Type as shown in the Securitization Data Tape to the Funding Worksheet or information in the source system (Microsoft CRM);

Result: No findings were identified in performing this procedure.

3.

Select 50 Advances (from the initial top 5 and 3% sample) and agree the Raw Primary Carrier as shown in the Securitization Data Tape to the Funding Worksheet or underlying case file notes from the source system (Microsoft CRM);

Result: No findings were identified in performing this procedure.

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4.	Recalculate individual tables and agree them to the tables as shown in the Preliminary PPM using the LFS 2022A – Indicative Portfolio & Strats data file provided by Stifel:

a.	Agree deal count total and Principal Advance Amount in the following schedules included in the LFS 2022A – Indicative Portfolio & Strats data file provided by Stifel to Securitization Data Tape;

i.	Unique Plaintiffs
ii.	Individual Plaintiffs

Result: No findings were identified in performing this procedure.

b.	Recalculate the formulas in the following tables included in the LFS 2022A – Indicative Portfolio & Strats data file provided by Stifel for completeness and accuracy;

i.	PPM Bracket Items
ii.	Summary
iii.	Advance Type
iv.	Principal Advanced
v.	Injury Type
vi.	Obligors
vii.	NAIC
viii.	Law Firm
ix.	Month from Earliest Advance
x.	Month from Latest Advance
xi.	Case Worth Ratio – Pre-Settlement
xii.	Case Worth Ratio – Post-Settlement
xiii.	State

Result: No findings were identified in performing this procedure.

5.	Agree the following tables in the LFS 2022A – Indicative Portfolio & Strats data file to the corresponding items in Annex A of the Preliminary PPM;

i.	Summary
ii.	Advance Type
iii.	Principal Advanced
iv.	Injury Type
v.	Obligors
vi.	NAIC
vii.	Law Firm
viii.	Month from Earliest Advance
ix.	Month from Latest Advance
x.	Case Worth Ratio – Pre-Settlement
xi.	Case Worth Ratio – Post-Settlement
xii.	State

1	Result: No findings were identified in performing this procedure.

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We were engaged by LFS 2022A to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the AICPA. We were not engaged to and did not conduct an examination or review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on the Securitization Data Tape and Data Tables. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of LFS 2022A and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;
•	Addressing the value of collateral securing any such asset being securitized;
•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;
•	Satisfying any criteria for due diligence published by nationally recognized statistical rating organizations;
•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;
•	Forming any conclusion; and
•	Any other terms or requirements of the transaction that do not appear in this report.

This report is intended solely for the information and use of LFS 2022A and Stifel, and is not intended to be, and should not be, used by anyone other than these specified parties, including investors, who are not identified as specified parties but who may have access to this report as required by law or regulation.

Boca Raton, Florida

April 28, 2022

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Appendix A

Omitted

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Appendix B

Omitted

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